UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 15, 2011


                               CEL-SCI CORPORATION
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                   0-11503               84-0916344
------------------------------  --------------------   -----------------------
(State or other jurisdiction    (Commission File No.)  (IRS Employer
 of incorporation)                                      Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                    -----------------------------------------
          (Address of principal executive offices, including Zip Code)



             Registrant's telephone number, including area code: (703) 506-9460
                                                                 --------------


                                       N/A
                       -----------------------------------
          (Former name or former address if changed since last report)
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Item 5.07. Submission of Matters to a Vote of Securities Holders.

     The annual meeting of CEL-SCI's shareholders was held on April 15, 2011. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld
                ----                  ---------       --------------
            Maximilian de Clara     34,618,262         8,116,907
            Geert R. Kersten        37,987,732         4,747,437
            Alexander G. Esterhazy  38,257,912         4,477,242
            C. Richard Kinsolving   38,202,197         4,532,972
            Peter R. Young          38,791,919         3,943,250

     At the meeting the following proposals were ratified by the shareholders.

     (1)  to approve the adoption of CEL-SCI's 2011 Incentive Stock Option Plan;

     (2) to approve the adoption of CEL-SCI's 2011 Non-Qualified Stock Option Plan;

     (3)  to approve the adoption of CEL-SCI's 2011 Stock Bonus Plan;

     (4) to approve an amendment to CEL-SCI's Stock Compensation Plan so that an additional 2,000,000 restricted shares of CEL-SCI's common stock are available for issuance under the plan;

     (5) to approve the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2011;

     (6) to approve on an advisory basis, the compensation of CEL-SCI's executive officers;

     (7) to approve on an advisory basis, the frequency of advisory votes on the compensation of CEL-SCI's executive officers.

     The following is a tabulation of votes cast with respect to these proposals:

                              Votes
                  -----------------------------        Broker
    Proposal      For        Against    Abstain       Non-Votes
    --------      ---        -------    -------       ----------
      1.      31,264,791   10,562,424    907,954     117,605,697
      2.      30,688,313   11,131,547    915,309     117,605,697
      3.      30,794,307   11,112,775    828,087     117,605,697
      4.      30,001,835   12,325,113    408,221     117,605,697
      5.     144,141,784    6,232,351  9,966,731               0
      6.      34,164,600    7,345,886  1,224,683     117,605,697

                                       2
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                                                                      Broker
      7.     For 1 year    For 2 years   For 3 years      Abstain    Non-Votes
             ----------    -----------   -----------      -------    ---------
             11,416,903      1,802,830     27,018,316   2,497,120  117,605,697


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 15, 2011               CEL-SCI CORPORATION



                                    By: /s/ Patricia B. Prichep
                                        -----------------------------------
                                        Patricia B. Prichep
                                        Senior Vice President of Operations



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